SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         Amendment No. 1



         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date  of  Report (Date of earliest event reported):  January  18,
2001


                  EDLAM ACQUISITION CORPORATION
     (Exact name of registrant as specified in its charter)


        Nevada             000-29123            87-0644409
   (State or other   (Commission File No.)     (IRS Employer
   jurisdiction of                          Identification No.)
   incorporation or
    organization)


              613 Chase Drive, Tyler, Texas  75771
            (Address of principal executive offices)


                         (903) 581-2040
                 (Registrant's telephone number)



                         Not Applicable
      (Former name, former address and former fiscal year,
                  if changed since last report)

            Item 1.  Changes in Control of Registrant
         Item 2.  Acquisition or Disposition of Assets.

     On January 18, 2001, Edlam Acquisition Corporation, a Nevada corporation ("Edlam") issued 11,000,000 shares of common stock to Triden Telecom, Inc., a Nevada corporation ("Triden"), in exchange for $55,151 cash. Immediately following the stock sales, Edlam entered into a Stock Exchange Agreement ("Agreement") with Digitec Information Systems, Inc., a Texas corporation ("Digitec"), whereby Edlam issued 1,750,000 shares of common stock to James M. Roberts, Digitec's sole shareholder, in exchange for Mr. Roberts' 1,000 shares of Digitec common stock. As a negotiated element of the foregoing transactions, Edlam redeemed from its pre-existing shareholders 500,000 shares of common stock at a total redemption price of $45,000. Edlam also entered into agreements to sell an additional 2,500,000 shares of its common stock to a small group of investors at a total purchase price of $25,000. All of the foregoing stock transactions were effected in reliance on the exemptions from registration under Sections 3(b) and/or 4(2) of the Securities Act of 1933, and Rules 505 and 506 promulgated thereunder. Sales were made only to persons Edlam believes to be sophisticated and all investors have access to information on Edlam and its proposed operations. No commissions were paid to any person. As a result of the transactions Edlam is a majority owned subsidiary of Triden, and Digitec is a wholly owned subsidiary of Edlam.

     Digitec's business is in the communications industry, including, business phone systems, cellular service and equipment, national, regional and local paging and video conferencing. Edlam intends to pursue the established business of Digitec.

     Following the completion of the transactions, the following persons were elected as officers or directors of Edlam.

Name              Age  Positions                         Since

Robert S. Hardy   41   President, Chief Executive        January 2001
                       Office and Director

James M. Roberts  52   President of Digitec and          March 2001
                       Director

Holly V. Grant    27   Chief Financial Officer and       March 2001
                       Director


     Each of the foregoing officers are employed by Edlam under written employment agreements that expire in January 2006. Initial annual compensation to Robert S. Hardy is $100,000, which increases annually by 10% over the prior year compensation level. Annual compensation to James M. Roberts is $60,000 and to Holly
V. Grant is $25,000. Mr. Hardy received 1,750,000 shares of common stock of Edlam as bonus for entering into the agreement, is entitled to receive a $200,000 cash bonus in January 2002, received an option to purchase 1,000,000 additional shares of Edlam common stock at an exercise price of $0.01 per share that expires in January 2006, and is entitled to receive such additional compensation as the board of directors may determine from time to time. Ms. Grant received 850,000 shares of common stock of Edlam as bonus for entering into the agreement, received an option to purchase 500,000 additional shares of Edlam common stock at an exercise price of $0.01 per share that expires in

January 2006, and is entitled to receive such additional compensation as the board of directors may determine from time to time.

     The following table sets forth as of March 30, 2001, the number and percentage of the 18,600,000 shares of outstanding common stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is currently a director and nominee director, (ii) each executive officer, (iii) all current directors and nominee directors as a group and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                 Number of          Percent
Name and Address                   Shares        of Class (1)

Triden Telecom, Inc. (2)         11,000,000          59.14
613 Chase Drive
Tyler, TX 75701

Robert S. Hardy (2)(3)(4)        13,750,000          70.15
613 Chase Drive
Tyler, TX 75701

James M. Roberts (3)             1,750,000            9.80
121 Stonebriar
Sulphur Springs, TX  75482

Holly V. Grant (3)(4)            1,350,000            7.07
613 Chase Drive
Tyler, TX 75701

All officers and directors
  as a Group (3 persons)         16,850,000          87.08

(1) These figures represent the percentage of ownership of the named individuals assuming each of them alone has exercised any options held, and percentage ownership of all officers and directors as a group assuming all purchase rights held by such individuals are exercised.

(2) These figures include 11,000,000 shares held of record by Triden Telecom. Robert S. Hardy is an officer and director of Triden Telecom and may be deemed to have shared voting and investment control over the shares.

(3) These persons are all of the officers and directors of Edlam.

(4) The figure for Mr. Hardy includes an option to purchase 1,000,000 shares of common stock at an exercise price of $0.01 per share that expires in January 2006. The figure for Ms. Grant includes an option to purchase 500,000 shares of common stock at an exercise price of $0.01 per share that expires in January 2006.

           ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements.

(a) Financial Statements. Included in this filing beginning at page F-1 are the following reports and financial statements of Digitec for the fiscal years ended December 31, 2000 and 1999.

     Independent Auditor's Report

     Balance Sheets, December 31, 2000 and 1999

     Statements of Operations, for the years ended December 31, 2000 and 1999

     Statement of Stockholders' Equity (Deficit) for the    years
     ended December 31, 2000 and 1999

     Statements of Cash Flows for the years ended December 31, 2000 and 1999

(b) Pro Forma Financial Information. Included in this filing beginning at page PF-1 is the following proforma financial information giving effect to the acquisition of Digitec at December 31, 2000, and the year then ended.

     Proforma Condensed Combined Balance Sheet
     Proforma Condensed Combined Statement of Operations

(c) Exhibits. Copies of the following documents are included as exhibits:

SEC Ref. No.         Title of Document

2.1       Stock Exchange Agreement dated January 18,        *
          2001 between Edlam
            and Digitec

10.1      Employment Agreement with Robert S. Hardy      Page E-1
          dated January 18, 2001

10.2      Employment Agreement with James M. Roberts     Page E-7
          dated January 18, 2001

10.3      Employment Agreement with Holly V. Grant       Page E-13
          dated January 18, 2001

* Exhibit No. 2.1 was included in the initial filing of this report with the Securities and Exchange Commission on February 2, 2001, and is incorporated herein by this reference.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EDLAM ACQUISITION CORPORATION

Dated:  April 3, 2001              By: /s/ Robert S. Hardy, President



            DIGITEC INFORMATION SYSTEMS, INCORPORATED

                      FINANCIAL STATEMENTS

                   December 31, 2000 and 1999



                            CONTENTS

                                                               PAGE

        -  Independent Auditor's Report                         F-2


        -  Balance Sheets, December 31, 2000 and 1999           F-3


        -  Statements of Operations, for the years
           ended December 31, 2000 and 1999                     F-4


        -  Statement of Stockholders' Equity (Deficit) for the
           years ended December 31, 2000 and 1999               F-5


        -  Statements of Cash Flows for the years
           ended December 31, 2000 and 1999                     F-6


        -  Notes to Financial Statements                        F-8

                  INDEPENDENT AUDITOR'S REPORT



Board of Directors
DIGITEC INFORMATION SYSTEMS, INCORPORATED
Sulphur Springs, Texas 75482

We have audited the accompanying balance sheets of Digitec Information Systems, Incorporated as of December 31, 2000 and 1999 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digitec Information Systems, Incorporated as of December 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The financial statements referred to above have been prepared assuming Digitec Information Systems, Incorporated will continue as a going concern. As discussed in Note 2 to the financial statements, Digitec Information Systems, Incorporated has incurred significant losses in recent years and has current liabilities in excess of current assets, raising substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



PRITCHETT, SILER & HARDY, P.C.

March 9, 2001
Salt Lake City, Utah

            DIGITEC INFORMATION SYSTEMS, INCORPORATED

                         BALANCE SHEETS

                             ASSETS

                                                  December 31,
                                          ___________________________
                                               2000           1999
                                           ___________    ___________
CURRENT ASSETS:
  Cash in bank                              $    4,908     $   21,568
  Accounts receivable, net of allowance of
    $37,504 and $79,676, respectively           62,298         80,833
  Income tax refund receivable                       -         23,219
  Inventory                                     25,084         26,650
                                           ___________    ___________
        Total Current Assets                    92,290        152,270

PROPERTY AND EQUIPMENT, net                     49,096         63,084
                                           ___________    ___________
                                            $  141,386     $ $215,354
                                           ___________    ___________

         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                                                  December 31,
                                          ___________________________
                                               2000           1999
                                           ___________    ___________
CURRENT LIABILITIES:
  Accounts payable                          $  149,449     $  104,630
  Accrued liabilities                           48,405         47,460
  Current portion of notes payable             176,430        131,075
  Current portion of notes payable -
   related party                                37,978              -
  Current portion of capital lease               2,891          2,238
                                           ___________    ___________
        Total Current Liabilities              415,153        285,402
                                           ___________    ___________
LONG-TERM OBLIGATIONS:
  Capital lease, less current portion            7,605         10,106
  Notes payable - related party, less
   current portion                                   -         37,978
  Notes payable, less current portion            7,123          9,371
                                           ___________    ___________
        Total Long Term Obligations             14,728         57,455
                                           ___________    ___________
        Total Liabilities                      429,881        342,857
                                           ___________    ___________
STOCKHOLDERS' EQUITY (DEFICIT):
  Common stock, $1.00 par value,
    100,000 shares authorized, 1,000
     shares issued and outstanding               1,000          1,000
  Capital in excess of par value                 1,500          1,500
  Retained Earnings (deficit)                 (290,995)      (130,003)
                                           ___________    ___________
       Total Stockholders' Equity (Deficit)   (288,495)      (127,503)
                                           ___________    ___________
                                            $  141,386     $  215,354
                                           ___________    ___________


 The accompanying notes are an integral part of these financial statements.

            DIGITEC INFORMATION SYSTEMS, INCORPORATED

                    STATEMENTS OF OPERATIONS


                                          For the Years Ended
                                              December 31,
                                      ___________________________
                                           2000           1999
                                       ___________    ___________

SALES, net of returns and discounts     $  890,952     $1,021,047

COST OF GOODS SOLD                         759,970        815,538
                                       ___________    ___________
        Gross profit                       130,982        205,509
                                       ___________    ___________

OPERATING EXPENSES:
  General and administrative expenses      216,631        359,062
  Selling expense                           46,658         45,755
                                       ___________    ___________
        Total Operating Expenses           263,289        404,817
                                       ___________    ___________

LOSS FROM OPERATIONS                     (132,307)      (199,308)
                                       ___________    ___________

OTHER INCOME (EXPENSE):
  Interest (expense)                      (27,958)       (26,229)
  Gain (Loss) on sale of fixed assets        (727)          1,424
                                       ___________    ___________
        Total Other Income (Expense)      (28,685)       (24,805)
                                       ___________    ___________
LOSS FROM CONTINUING
  OPERATIONS BEFORE INCOME TAXES         (160,992)      (224,113)

CURRENT TAX EXPENSE (BENEFIT)                    -       (23,219)

DEFERRED TAX EXPENSE                             -              -

                                       ___________    ___________
NET LOSS                                $(160,992)     $(200,894)
                                       ___________    ___________


The accompanying notes are an integral part of these financial statements.

            DIGITEC INFORMATION SYSTEMS, INCORPORATED

           STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

         FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                  Common Stock           Additional      Retained
                                             ________________________     Paid-in        Earnings
                                               Shares         Amount      Capital        (Deficit)
                                             _____________________________________________________
BALANCE, December 31, 1998                      1,000        $  1,000     $ 1,500          $70,891

Net loss for the year ended December 31, 1999       -               -           -         (200,894)
                                             __________      __________   _________       __________

BALANCE, December 31, 1999                      1,000           1,000       1,500         (130,003)

Net loss for the year ended December 31, 2000       -               -           -         (160,992)
                                             __________      __________   _________       __________

BALANCE, December 31, 2000                      1,000        $  1,000     $ 1,500        $(290,995)
                                             __________      __________   _________      ___________


 The accompanying notes are an integral part of this financial statement.

            DIGITEC INFORMATION SYSTEMS, INCORPORATED

                    STATEMENTS OF CASH FLOWS

                 Net Increase (Decrease) in Cash

                                                    For the Years Ended
                                                       December 31,
                                               _____________________________
                                                     2000         1999
                                                _____________ ____________
Cash Flows from Operating Activities:
  Net loss                                          $(160,992)   $(200,894)
                                                _____________  ___________
  Adjustments to reconcile net income
    to net cash used by operations:
   Depreciation and amortization                       15,323       16,360
   (Gain) Loss on sale of fixed assets                    727      (1,424)
   Non-cash expense                                         -            -
   Changes in assets and liabilities:
     (Increase) decrease in accounts receivable        18,535       21,630
     (Increase) decrease in inventory                   1,566        7,534
     Increase (decrease) in accounts payable           44,820       60,962
     Increase (decrease) in accrued expenses              945       39,281
     Increase (decrease) in accrued income taxes       23,219      (23,219)
                                                _____________ ____________
        Total Adjustments                             105,135      121,124
                                                _____________ ____________
        Net Cash (Used) by Operating Activities       (55,857)     (79,770)
                                                _____________ ____________
Cash Flows from Investing Activities:
  Purchase of property and equipment                   (2,912)     (20,737)
  Proceeds from sale of assets                            850            -
  Payments on Notes receivable                              -        1,537
                                                _____________ ____________
        Net Cash (Used) by Investing Activities        (2,062)   (19,200)
                                                _____________ ____________
Cash Flows from Financing Activities:
  Proceeds from notes payable                          52,525       69,774
  Proceeds from related party notes payable                 -       37,978
  Payments on notes payable                            (9,418)      (3,014)
  Payments on capital leases                           (1,848)      (1,030)
                                                _____________ ____________
       Net Cash Provided by Financing Activities       41,259      103,708
                                                _____________ ____________
Net Increase (Decrease) in Cash                       (16,660)       4,738

Cash at Beginning of Period                            21,568       16,830
                                                _____________ ____________
Cash at End of Period                              $    4,908    $  21,568
                                                _____________ ____________


                           [Continued]

            DIGITEC INFORMATION SYSTEMS, INCORPORATED

                    STATEMENTS OF CASH FLOWS

                           [Continued]

                   Increase (Decrease) in Cash

Supplemental Disclosures of Cash Flow Information:
  Cash paid during the period for:
    Interest                                            $    25,047  $    21,759
    Income taxes                                        $         -  $         -

Supplemental Disclosure of Non-Cash Investing and Financing
Activities:

  For the year ended December 31, 2000:

     None

  For the year ended December 31, 1999:

     The Company purchased a vehicle for a total of $11,940 through issuance of notes payable.

     The Company purchased software through entering into a capital lease totaling 13,374.


The accompanying notes are an integral part of these financial statements.

            DIGITEC INFORMATION SYSTEMS, INCORPORATED


                  NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization - The Company was organized under the laws of the State of Texas on March 26, 1990 as Digitec Information
  Systems, Incorporated. The Company is in the business of marketing telecommunication services and equipment including business phone systems, pager and cellular phones.

  Inventory - Inventory is carried at the lower of cost or market, as determined on the first-in, first-out (FIFO) method.

  Property and Equipment - Property and equipment are stated at cost. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized, upon being placed in service. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation of equipment is computed for financial statement purposes on a straight-line basis over the estimated useful lives of the assets, which range from three to fifteen years. Leasehold improvements are amortized over the lease period or the estimated useful life of the improvements.

  Income Taxes - The Company accounts for income taxes in accordance with FASB Statement No. 109, "Accounting for Income
  Taxes (see Note 10)

  Cash and Cash Equivalents - For the purpose of the financial statements, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

  Recently Enacted Accounting Standards - Statement of Financial Accounting Standards (SFAS) No. 136, "Transfers of Assets to a not for profit organization or charitable trust that raises or holds contributions for others", SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - deferral of the effective date of FASB Statement No. 133 (an amendment of FASB Statement No. 133.),", SFAS No. 138 "Accounting for Certain Derivative Instruments and Certain Hedging Activities
  - and Amendment of SFAS No. 133", SFAS No. 139, "Recission of SFAS No. 53 and Amendment to SFAS No 63, 89 and 21", and SFAS No. 140, "Accounting to Transfer and Servicing of Financial Assets and Extinguishment of Liabilities", were recently issued SFAS No. 136, 137, 138, 139 and 140 have no current applicability to the Company or their effect on the financial statements would not have been significant.

  Revenue Recognition - The Company recognizes revenue at the time of delivery of the product or completion of the services to be provided.

  Advertising Costs - Costs incurred in connection with advertising and promotion of the Company's products are expensed as incurred. Advertising costs amounted to $46,658 and $45,755 for the years ended December 31, 2000 and 1999.

  Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimated.

            DIGITEC INFORMATION SYSTEMS, INCORPORATED

                  NOTES TO FINANCIAL STATEMENTS

NOTE 2 - GOING CONCERN

  The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has incurred significant losses in recent years and has current liabilities in excess of current assets. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management has entered into an acquisition agreement with Edlam acquisition Corporation (See Note 12) and is proposing to raise additional capital through the sale of securities. There is no assurance that the Company will be successful in achieving profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 3 - ACCOUNTS RECEIVABLE

  Accounts receivable consists of trade receivables arising in the normal course of business as follows at December 31, 2000 and 1999:

                                            2000       1999
                                        ____________ ___________
   Trade accounts receivable               $99,802    $160,509
   Less:  allowance for doubtful accounts  (37,504)    (79,676)
                                        ____________ ___________
                                           $62,298    $ 80,833
                                        ____________ ___________

  All of the Company's accounts receivable are pledged as collateral in connection with the Company's notes payable.

NOTE 4 - INVENTORY

  The following is a summary of inventory recorded at the lower of cost or market, less a reserve for obsolescence at December
  31, 2000 and 1999:

                                             2000        1999
                                         ____________ ___________
        Finished Goods                      $40,084    $ 41,650
        Less:  reserve for obsolescence     (15,000)    (15,000)
                                         ____________ ___________
                                            $25,084    $ 26,650
                                         ____________ ___________

  The Company's inventory is pledged as collateral in connection with the Company's notes payable.

            DIGITEC INFORMATION SYSTEMS, INCORPORATED

                  NOTES TO FINANCIAL STATEMENTS

NOTE 5 - PROPERTY AND EQUIPMENT

  The following is a summary of property and equipment less accumulated depreciation as of December 31, 2000 and 1999:

                                          2000      1999
                                   ____________ ___________
        Furniture                       $40,160    $ 39,034
        Vehicles                         29,818      34,549
        Equipment                        13,225      13,225
        Leasehold improvements           16,004      14,218
                                   ____________ ___________
                                         99,207     101,026
        Less: accumulated depreciation  (50,111)    (37,942)
                                   ____________ ___________
                                        $49,096    $ 63,084
                                   ____________ ___________

  Depreciation and amortization expense for the years ended
  December 31, 2000 and 1999 amounted to $15,323 and $16,360, respectively.

  The Company's property and equipment is pledged as collateral in connection the Company's notes payable.

NOTE 6 - LEASE PAYABLE

  Operating Leases - The Company leases its office and production facility under an operating lease expiring in January 2009 from an entity owned by the sole shareholder of the Company.

  The future minimum lease payments for non-cancelable operating leases having remaining terms in excess of one year as of December 31, 2000 are as follows:

  Year ending December 31             Lease Payments
            2001                            33,000
            2002                            33,000
            2003                            33,000
            2004                            33,000
         Thereafter                        134,750
                                    ______________
      Total Minimum Lease Payments       $ 266,750
                                    ______________

  Lease expense charged to operations was $37,156, and 26,252 for the years ended December 31, 2000 and 1999.

NOTE 7 - CAPITAL LEASES

  Capital Leases - The Company is the lessee of software under a capital lease expiring in 2004. The assets and liabilities under the capital lease were recorded at the lower of the present value of the minimum lease payments or the fair value of the assets at the time of purchase. The asset is amortized over three years. Amortization expense of $4,458 and $1,858 for the assets under the capital lease has been included in depreciation expense for 2000 and 1999.

            DIGITEC INFORMATION SYSTEMS, INCORPORATED

                  NOTES TO FINANCIAL STATEMENTS

NOTE 7 - CAPITAL LEASES [Continued]

  Equipment at December 31, 2000 and 1999 under capital lease obligations are as follows:
                                         2000       1999
                                   ________________________
     Software                          $ 13,274   $  13,374
     Less: Accumulated amortization     (4,458)     (1,858)
                                   ________________________
                                       $  8,816   $  11,516
                                   ________________________

  Total future minimum lease payments, executory costs and current portion of capital lease obligations are as follows for the years ended December 31:

  Year ending December 31,             Lease Payments
             2001                            4,082
             2002                            3,499
             2003                            3,499
             2004                            1,749
                                          __________
      Total future minimum lease payments  $12,829
      Less: amounts representing interest
        and executory costs                 (2,333)
                                          __________
      Present value of the future minimum
        lease payments                      10,496
      Less: Lease current portion           (2,891)
                                          __________
      Capital lease obligations-long term  $  7,605
                                          __________

NOTE 8 - RELATED PARTY TRANSACTIONS

  At December 31, 2000 and 1999, the Company is indebted to related parties for the following notes payable and advances payable:
                                                2000      1999
                                          _______________________
  11% unsecured note payable due to the
    sole shareholder of the Company,
    due January 15, 2001                       $ 37,978  $ 37,798
                                          _______________________
          Total long-term obligations            37,978    37,798

  Less:  current maturities                      37,978        -
                                          _______________________
  Long-term obligations,
     excluding current portions                $      - $  37,798
                                          _______________________

  During the years ended December 31, 2000 and 1999, the Company recorded interest expenses of $4,178 and $4,040 on related party notes payable. During the years ended December 31, 2000 and 1999 the Company paid $3,692 and $0 in related party interest.

  Included in accounts payable at December 31, 1999, was $1,748 owed to an entity owned by the President of the Company.

            DIGITEC INFORMATION SYSTEMS, INCORPORATED

                  NOTES TO FINANCIAL STATEMENTS

NOTE 9 - NOTES PAYABLE

  At December 31, 2000 and 1999, the Company is indebted for the following notes payable:
                                                              2000      1999
                                                          _____________________
  10% notes payable to a financial institution,
     due on demand with monthly interest payments
     of $750. Secured by property & equipment,
     inventory and accounts receivable and the
     personal guaranty of the president of the Company.      $  78,999 $78,999

  7.95% note payable to a financial institution, to purchase a vehicle payable in sixty monthly installments of
     interest and principal of $243 beginning October 4,
     1999. Secured by vehicle purchased                          9,550  11,447

  8.5% $50,000 note payable to a financial institution,
     payable in monthly installments of interest and
     principal of $1,026 with the balance due December 6,
     2000.  Refinanced at 10%, monthly payments of $1,370
     with the balance due June 15, 2001.  Secured by
     property & equipment, inventory and accounts receivable
     and the personal guaranty of the president of the Company. 42,478  50,000

  11% add on interest note payable to an entity, with a
     controlling interest in the Edlam Acquisition Corp.
    (See Note 12) payable in twelve monthly installments
    of interest and principal of $4,859 beginning January
    15, 2001.                                                   52,526       -

                                                            ____________________
          Total long-term obligations                          183,553  140,446

                   Less:  current maturities                  (176,430)(131,075)
                                                            ____________________
  Long-term obligations, excluding current portions           $  7,123 $  9,371
                                                            ____________________


  During March 2001, Triden Telecom, Inc, an entity with a controlling interest in Edlam Acquisition Corp. (See Note 12) loaned the Company an additional $59,500 and refinanced the existing loan with Company. The 11% add on interest loan calls for thirty-six payments of $3,333 beginning March 15, 2001.

  The estimated aggregate maturities required on long-term debt at June 30, 2000 are as follows:

               2001                        $ 176,430
               2002                            2,432
               2003                            2,633
               2004                            2,058
               2005                                -
            Thereafter                             -
                                         ____________
                                           $ 183,553
                                         ____________

            DIGITEC INFORMATION SYSTEMS, INCORPORATED

                  NOTES TO FINANCIAL STATEMENTS

NOTE 10 - INCOME TAXES

  The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 Accounting for Income Taxes [FASB 109]. FASB 109 requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carryforwards. At December 31, 2000 and 1999, the total of all deferred tax assets was $129,174 and $70,528 and the total of the deferred tax liabilities was $3,130 and $4,012. The amount of and ultimate realization of the benefits from the deferred tax assets for income tax purposes is dependent, in part, upon the tax laws then in effect, the Company's future earnings, and other future events, the effects of which cannot presently be determined. Because of the uncertainty surrounding the realization of the deferred tax assets, the Company has established a valuation allowance of $126,044 and $66,516 as of December 31, 2000 and 1999, which has been offset against the deferred tax assets. The net increase in the valuation allowance during the years ended December 31, 2000 and 1999 amounted to approximately $59,529 and $49,353, respectively.

  As of December 31, 2000 and 1999, the Company has net tax operating loss [NOL] carryforwards available to offset its future income tax liability. The NOL carryforwards have been used to offset deferred taxes for financial reporting purposes. The Company has federal NOL carryforwards of approximately $279,045 that expire in 2019 and 2020.

  The components of income tax expense from continuing operations for the years ended December 31, 2000 and 1999 consist of the following:

                                       December 31,
                                  _______________________
                                      2000      1999
                                  _______________________
  Current income tax expense:
   Federal                           $     -   $(23,219)
   State                                   -        -
                                  ______________________
    Net current tax expense                -    (23,219)
                                  ______________________
  Deferred tax expense (benefit)
    arising from:

  Excess of tax over financial
    accounting depreciation          $ (883)   $(1,273)
  Contribution carryforwards           (335)      (653)
  Accrued interest                     (180)    (1,495)
  Reserve for bad debts              15,604    (29,480)
  Net operating loss carryforwards  (73,735)   (16,452)
  Valuation allowance                59,529     49,353
                                  ____________________
    Net deferred tax expense         $     -   $    -
                                  ____________________

  Deferred income tax expense results primarily from the reversal of temporary timing differences between tax and financial statement income.

            DIGITEC INFORMATION SYSTEMS, INCORPORATED

                  NOTES TO FINANCIAL STATEMENTS

NOTE 10 - INCOME TAXES [Continued]

  A reconciliation of income tax expense at the federal statutory rate to income tax expense at the Company's effective rate is as follows:

                                                  December 31,
                                              ______________________
                                                   2000     1999
                                              ______________________
  Computed tax at the expected federal
    statutory rate                            $(54,737)   $  (76,198)
  Other                                             38        10,350
  State income taxes, net of federal income
    tax benefits                                (4,830)       (6,724)
  Valuation allowance                           59,529        49,353
                                              ______________________
  Computed tax at the effective income
    tax rates                                 $      -    $  (23,219)
                                              ______________________

  The temporary differences and carryforwards gave rise to the following deferred tax asset (liability) at December 31, 2000 and 1999:

                                         2000       1999
                                     ________________________
  Excess of tax over book accounting
    depreciation                        (3,131)     (4,012)
  Accrued interest                        1,674       1,495
  Reserve for obsolete inventory          5,550       5,550
  Reserve for doubtful accounts          13,877      29,480
  Contribution carryover                  4,827       4,42
  NOL carryforwards                     103,247      29,511

  As of December 31, 2000 and 1999, the deferred taxes reflected in the consolidated balance sheet are as follows:

                                         2000       1999
                                   ________________________
  Short term asset (liability)         $      -   $      -
  Long term asset (liability)          $      -   $      -


NOTE 11 - COMMITMENTS AND CONTINGENCIES

  Employment agreement - On March 8, 2000, the Company entered into a two year employment agreement with its controller. The agreement provides for salaries totaling $28,000 per year.

NOTE 12 - SUBSEQUENT EVENTS

  Acquisition - On January 18, 2001 the Company entered into a Stock Exchange agreement with Edlam Acquisition Corporation (Edlam), a Nevada Corporation wherein the sole shareholder of the Company received 1,750,000 shares of Edlam for all the issued and outstanding shares of the Company, making the Company a wholly owned subsidiary of Edlam.

  During March 2001, Triden Telecom, Inc., an entity with a controlling interest in Edlam Acquisition Corp., loaned the Company an additional $59,500 and refinanced an existing $48,586 note payable with Company. The 11% add-on interest loan calls for thirty-six payments of $3,333 beginning March 15, 2001 and has a balance of $108,086 on March 8, 2001.

          DIGITEC INFORMATION SYSTEMS, INCORPORATED

                  NOTES TO FINANCIAL STATEMENTS

NOTE 12 - SUBSEQUENT EVENTS [Continued]

  During January 2001, the Company entered into a five year employment agreements with its President. The agreement provides for salaries totaling $60,000 per year, the issuance of 750,000 shares of common stock of Triden Telecom, Inc. valued at $.02 per share as a signing bonus, and the issuance of 500,000 stock options to purchase common stock of Triden Telecom, Inc. at $.025 per share. The agreement also contains a termination without cause provision that would entitle the President to receive one half of the remaining salaries under the agreement. The employment agreement also provides for disability and death benefits

                 EDLAM ACQUISITION CORPORATION.
          AND DIGITEC INFORMATION SYSTEMS INCORPORATED

        PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]

The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of Edlam Acquisition Corporation (a Nevada corporation) ("PARENT") as of December 31, 2000 and the balance sheet of Digitec Information Systems Incorporated (a Texas corporation) ("SUBSIDIARY") as of December 31, 2000, accounting for the transaction as a purchase of SUBSIDIARY with the issuance of shares of the PARENT for all the issued and outstanding shares of the SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the beginning of the period. The transaction was not completed as of December 31, 2000.

The following unaudited proforma condensed combined statement of operations combine the results of operations of PARENT and SUBSIDIARY for the year ended December 31, 2000 as if the transaction had occurred as January 1, 2000.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

                  EDLAM ACQUISITION CORPORATION
          AND DIGITEC INFORMATION SYSTEMS INCORPORATED

            PROFORMA CONDENSED COMBINED BALANCE SHEET

                        DECEMBER 31, 2000

                             ASSETS
                           [Unaudited]

                         Edlam Acquisition  Digitec Information,
                            Corporation     Systems Incorperated    Proforma
                         December 31, 2000   December 31, 2000      Increase      Proforma
                               [Parent]         [Subsidiary]       (Decrease)     Combined
ASSETS:
                                                                  [B]   55,151
                                                                  [C]  (45,000)
 Cash                          $    80            $   4,908       [D]   25,000   $   40,139
 Accounts receivable                 -               62,298                  -       62,298
 Inventory                           -               25,084                  -       25,084

 Property and equipment, net         -               49,096                  -       49,096
 Goodwill                            -                    -       [A]  305,995      305,995

                               $    80            $ 141,386          $ 341,146    $ 482,612

         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES:
 Accounts payable and
   Accrued liabilities         $   235            $ 197,854          $       -    $ 198,089
 Notes payable -related party        -               37,978                  -       37,978
 Capital Lease payable               -               10,496                  -       10,496
 Notes payable                       -              183,553                  -      183,553

   Total Liabilities               235              429,881                  -      430,116

STOCKHOLDERS' EQUITY (DEFICIT):
 Preferred stock                     -                    -                  -            -

                                                                  [A]    1,750
                                                                  [A]   (1,000)
                                                                  [B]   11,000
                                                                  [C]     (500)
 Common stock                      500               1,000        [D]    2,500       15,250

                                                                  [A]   15,750
                                                                  [A]   (1,500)
                                                                  [B]   44,151
 Par value in excess of                                           [C]  (44,500)
   Contributed capital           1,500                1,500       [D]   22,500       39,401
 Retained deficit               (2,155)            (290,995)      [A]  290,995       (2,155)

   Total Stockholders'
      Equity (Deficit)            (155)            (288,495)           341,146       52,496

                               $    80            $ 141,386          $ 341,146    $ 482,612

 See Notes To Unaudited Proforma Condensed Financial Statements.

                  EDLAM ACQUISITION CORPORATION
          AND DIGITEC INFORMATION SYSTEMS INCORPORATED


       PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                           [Unaudited]

                         Edlam Acquisition  Digitec Information,
                            Corporation     Systems Incorperated
                            For the Year        For the Year
                           Ended December     Ended December        Proforma
                              31, 2000           31, 2000           Increase      Proforma
                              [Parent]         [Subsidiary]        (Decrease)     Combined

REVENUE                     $       -          $  890,952          $       -      $ 890,952
COST OF GOODS SOLD                  -             759,970                  -        759,970

     Gross profit                   -             130,982                  -        130,982

EXPENSES:
 Selling Expenses                   -              46,658                  -         46,658
 General and administrative     1,605             216,631                  -        218,236

 Total expenses                 1,605             263,289                  -        264,894

(LOSS) FROM OPERATIONS         (1,605)           (132,307)                 -       (133,912)

OTHER (EXPENSE)                     -             (28,685)                 -        (28,685)

(LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES   (1,605)            160,992                  -       (162,597)

PROVISION FOR INCOME TAXES          -                   -                  -              -

NET (LOSS)                   $ (1,605)        $  (160,992)        $        -     $ (162,597)


BASIC NET (LOSS) PER COMMON SHARE                                                $     (.01)


 See Notes To Unaudited Proforma Condensed Financial Statements.

                  EDLAM ACQUISITION CORPORATION
          AND DIGITEC INFORMATION SYSTEMS INCORPORATED


    NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]

NOTE 1 - EDLAM ACQUISITION CORPORATION

     Edlam Acquisition Corporation ["PARENT"] was organized under the laws of the State of Nevada on December 23, 1999. The Company has not commenced planned principal operations and is considered a development stage company as defined by SFAS No. 7. The Company is seeking potential business ventures.

NOTE 2 - DIGITEC INFORMATION SYSTEMS INCORPORATED

     Digitec Information Systems Incorporated ["SUBSIDIARY"], a Texas corporation, was incorporated on March 26, 1990 . The Company is in the business of marketing telecommunication services and equipment, in Northeastern Texas, including business phone systems, pager and cellular phones.

NOTE 3 - PROFORMA ADJUSTMENTS

     During January 2001, PARENT entered in a stock purchase agreement to acquire 100% of SUBSIDIARY through the issuance of 1,750,000 shares of restricted common stock in a transaction wherein SUBSIDIARY became a wholly owned subsidiary of PARENT. Concurrent with the acquisition of the SUBSIDIARY, PARENT issued 11,000,000 shares of common stock to Triden Telecom, Inc. (a Nevada Corporation) for $55,151. Effective control of the PARENT was passed to Triden Telecom, Inc.

     Proforma adjustments on the attached financial statements include the following:

     [A]To record the Purchase of SUBSIDIARY by PARENT through the issuance of 1,750,000 of common stock valued at $.01 per share including the elimination of equity accounts of subsidiary in consolidation and the recording of goodwill.

     [B]To reflect the sale of 11,000,000 shares of common stock to Triden Telecom, Inc., a Nevada corporation
        ("Triden"), in exchange for $55,151

     [C]To reflect the re-purchase of 500,000 shares of PARENT'S common stock from its former shareholders at a total redemption price of $45,000.

     [D]To reflect the sale of 2,500,000 shares of the parents common stock to a small group of investors at a total purchase price of $25,000.

NOTE 4 - PROFORMA (LOSS) PER SHARE

     The proforma (loss) per share is computed based on (15,250,000) the number of shares outstanding, after adjustment for shares issued in the acquisition and the limited offering, as though all shares issued in the acquisition and limited offering had been outstanding from the beginning of the periods presented.